UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2021
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ModivCare Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-34221	86-0845127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4700 South Syracuse Street, Suite 440 Denver, Colorado	80237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 888-5800

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MODV	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On January 5, 2021, ModivCare Inc., formerly known as the Providence Service Corporation, a Delaware corporation (the “Company”), filed a Certificate of Amendment (the “Certificate of Amendment”) to its Second Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware to effect a change of the Company’s name from “the Providence Service Corporation” to “ModivCare Inc.,” effective as of January 6, 2021 (the “Name Change”).

The Board of Directors of the Company (the “Board”) approved the Name Change pursuant to Section 242 of the General Corporation Law of the State of Delaware. The Name Change does not affect the rights of the Company’s stockholders and there were no other changes to the Certificate of Incorporation. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

In connection with the Name Change, the Board also approved an amendment and restatement of the Company’s Amended and Restated Bylaws (the “Old Bylaws”) to reflect the Name Change (as amended and restated, the “Amended and Restated Bylaws”). There were no other changes to the Old Bylaws. A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 8.01 Other Events

In connection with the Name Change, the Company’s ticker symbol will change to “MODV” from “PRSC”. Trading under the new ticker symbol on the NASDAQ Global Select Market will begin on January 7, 2021. The new CUSIP number for the Company’s common stock is 60783X104, effective as of January 7, 2021.

On January 6, 2021, the Company issued a press release announcing the Company’s Name Change and ticker symbol change.  A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Item 8.01 of this Current Report on Form 8-K, including the information in the press release attached hereto as Exhibit 99.1, is furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 8.01 of this Current Report on Form 8-K, including the information in the press release attached hereto as Exhibit 99.1, shall not be deemed to be incorporated by reference in the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of the Second Amended and Restated Certificate of Incorporation of the Company, effective January 6, 2021.
3.2	Amended and Restated Bylaws of the Company, effective January 6, 2021.
99.1	Press Release, dated January 6, 2021.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIVCARE INC.

Date: January 6, 2021	By:	/s/ Kathryn Stalmack
Name: Kathryn Stalmack
Title: Senior Vice President, General Counsel